Long-Term Debt - Interest Expense (Detail) - USD ($) $ in Millions	12 Months Ended
	Feb. 25, 2017	Feb. 27, 2016	Feb. 28, 2015
ABL facility, senior secured and unsecured notes, term loans and debentures	$ 764.3	$ 777.0	$ 454.1
Capital lease obligations	106.8	97.0	77.5
Amortization and write off of deferred financing costs	84.4	69.3	65.3
Amortization and write off of debt discount	22.3	12.9	6.8
Other interest expense (income)	26.0	(5.7)	29.5
Total interest expense, net	$ 1,003.8	$ 950.5	$ 633.2